
j2 Global
Connect. Inform. Empower.

Investors Presentation

(Based on Second Quarter 2014 Results)

August 5, 2014

j2 | eFax | eVoice | FuseMail | campaigner | KeepItSafe | onebox | ZIFF DAVIS

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2014 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of August 5, 2014 and we undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of August 5, 2014 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 3, 2014 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Q2 2014 Results

Q2 2014 Results

In Millions	Cloud Services $	Cloud Services Margin	IP Licensing [1] $	IP Licensing [1] Margin	Total Cloud $	Total Cloud Margin	Media $	Media Margin	j2 Consolidated $	j2 Consolidated Margin
Revenues [2]	$105.3		$1.2		$106.5		$38.2		$144.7	
Adj Non-GAAP Gross Profit	$86.1	81.0%	$1.2	100.0%	$87.3	81.2%	$33.8	88.2%	$121.1	83.1%
Adj Non-GAAP Operating Profit [3]	$50.2	47.2%	$0.7	62.5%	$50.9	47.3%	$9.8	25.5%	$60.7	41.7%
EBITDA [4]	$52.1	49.0%	$0.7	62.5%	$52.8	49.1%	$10.9	28.5%	$63.7	43.7%
Less: Depreciation & Amortization									$3.0	
Less: Interest & Other Expense (Income), Net									$5.1	
Adjusted Non-GAAP Pre-Tax Income									$55.6	38.2%
Adjusted Non-GAAP Net Income									$40.5	27.8%
Earnings Per Share [5]: GAAP									$	0.73
Earnings Per Share [5]: Adj. Non-GAAP									$	0.84

(1) IP Licensing Adjusted Non-GAAP Gross Profit and Operating Profit, and EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs.
(2) Excludes certain intersegment revenues.
(3) Adjusted Non-GAAP Operating Profit excludes $2.0M share-based compensation and associated payroll taxes; certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition; and intersegment revenue and expenses.
(4) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 21 for reconciliation of EBITDA to Net Income.
(5) Adjusted Non-GAAP earnings per diluted share excludes share-based compensation and associated payroll taxes, certain acquisition-related integration costs, amortization of acquired intangibles, and additional indirect tax expense and benefit from prior years, and adds back the impact of the fair value adjustment to deferred revenues purchased in the Livedrive® acquisition, in each case net of tax, totaling $0.12. Adjusted Non-GAAP earnings per diluted share and margin amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for a reconciliation to GAAP earnings per diluted share and margins.

2nd Quarter Highlights

Q2 2014 Achievements

Total j2 Global

- Set a quarterly revenue record of $146M (1)
  - Revenue up +$18M, +14%, YoY (1)
  - June revenue was a record ~$53M (1)
- Raised ~$400M in convertible debt
- Non-fax revenue comprises +52% of total revenue (current annualized run-rate), while fax revenues grow
  - Crossed the 50% mark for the first time in j2 history
- Online backup business nearing $60M in revenue (current annualized run-rate)

Business Cloud Subscription

- Revenue up +$12M +13% vs. Q2 2013 (1)

Digital Media

- Revenue up ~$7M +22% vs. Q2 2013 (1)

(1) For Q2 2014, Adjusted Non-GAAP revenues adds back to Cloud Services revenues the approximate $1.5 million fair value adjustment to deferred revenues purchased in the Livedrive acquisition. For Q2 2013, Adjusted Non-GAAP revenues excludes $12.6 million of Business Cloud Services segment revenues from the Q2 2013 License Agreement , and $1.3 million of Digital Media revenues from certain acquisition and related exit costs.

Business Cloud Services

Cloud Subscription Revenue Growth by Service

Current annualized revenue run-rate versus prior year

- eFax® & eVoice® flagship brands are best sellers and growing organically
  - eFax® +4%
  - eVoice® /eReceptionist® +17%
- Online Backup[1] +600%
- Email +42%
  - Hosted Email +77%
  - Email Marketing +20%
    - Acquired Contactology - 1st acquisition, enhancing US market position

(1) Figures are Adjusted Non-GAAP. See Slide 7, Note 1 regarding Livedrive revenues.

Online Backup

KeepItSafe® livedrive™

- Current annual revenue run-rate nearing $60M [1]
- Q2 actuals YoY +480% / QoQ +50% [1]
- Healthy customer segment ARPUs – KeepItSafe® pure SMB; Livedrive® SMB & Individual
  - KeepItSafe ARPU ~$1,000/year
  - Livedrive ARPU ~$100/year
- KeepItSafe added features: Business Continuity / Professional Services / Compliance
  - FINRA, SEC, file locking, special packages for financial institution, marquee costumers
  - Mobile – Sold 5,000 seats + Pipeline 10,000+ added Features: eDiscovery, Legal-Hold
- Livedrive® - new life-cycle management for improved retention and activation
  - New packages & videos

(1) Figures are Adjusted Non-GAAP. See Slide 7, Note 1, regarding Livedrive revenues.

Record Cancel Rate

- Record Low Q2 2.0%
  - eFax® & eVoice® driving improvement



Cancel Rate (1)
3.0%
2.8%
2.5%
2.3%
2.0%
1.8%
1.5%
Record Low
2.6%
2.4%
2.4%
2.3%
2.4%
2.3%
2.2%
2.0%
2.5%
2.3%
2.2%
2.6%
2.2%
2.1%
Q1
Q2
Q3
Q4
2011
2012
2013
2014

(1) Cancel Rate is defined as cancels of Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers which are administratively cancelled and reactivated within the same calendar month). Calculated monthly and expressed here as an average over the three months of the quarter.

j2 Digital Media

Q2 2014 Media Highlights

- j2 M&A strategy proving itself out
  - Business is scaling
  - Better monetization of traffic and cost containment
  - Revenue growth of ~$7M, +22%, vs. Q2 2013 (1)
  - > 50% EBITDA flow thru in 2014 (1)
  - EBITDA margin growth to ~29% vs. ~15% for Q2 2013 (1)
- Video views grew 16% YoY to 420M, driven by merger of video and text content and growth in YouTube subscribers to 4.8M (2) (3)
- Visits to owned and operated sites (IGN, AskMen, PCMag Group) grew 9% YoY to 607M and views grew 4% to 2.0 billion in Q2 (2)
- IGN, AskMen and PCMag passed the 10 million social followers mark: 2.1M Twitter, 3.2M Facebook, 4.6M Google+, 0.5M Pinterest (4)

(1) Figures are Adjusted Non-GAAP. See Slide 7, Note 1, regarding Media revenues
(2) Google Analytics
(3) YouTube
(4) Twitter, Facebook, Google+, Pinterest

Q2 2014 Media Highlights (Continued)

IGN


IGNLIVE
E3 2014

- IGN set records during its weeklong coverage of E3 [1]
  - Record site visits (18.8M) and video views (68.3M)
  - Delivered 96.4M video views on YouTube/IGN, and 300k users were tuned in at any moment to IGN's 12 hours of live coverage.
- Subscribers to IGN Prime, a premium service that offers game betas and exclusive content, grew to 57K, the highest level since acquisition
- Continued global expansion of brands:
  - PCMag launched in UK (uk.pcmag.com), Australia (au.pcmag.com), Benelux (nl.pcmag.com)
  - AskMen launched in Middle East (me.askmen.com), India (in.askmen.com), Greece (gr.askmen.com), Turkey (tr.askmen.com), Benelux (nl.askmen.com)

(1) Google Analytics, YouTube

Legal Structure & 2014 Financial Guidance

Legal Structure & Financing Overview

- **Legal reorganization effectuated in conjunction with June 2014 convertible note offering**
- **Aligns j2 legal and management structures**


j2 Global, Inc.
(Hold Co)
Issuer: New $402.5mm Senior Unsecured Convertible Notes due 2029
j2 Cloud Services, Inc.
(Business Cloud Services Sub)
Borrower: $40mm Revolving Credit Facility
Borrower: Existing $250mm 8.00% Senior Unsecured Notes due 2020
Ziff Davis, LLC
(Digital Media Sub)
Advanced Messaging Technologies, Inc.
(IP Sub)

Impact per quarter of convertible notes (Adjusted Non-GAAP):

- **Interest expense ~$3.5M / tax effected $2.2M / EPS ~$.045**

Note: j2 intends to eventually separate its business cloud services unit from its digital media and IP licensing units. This separation, which is subject to certain conditions including potentially a stockholder vote, would result in the digital media sub and the IP licensing sub becoming direct subsidiaries of j2 Global, Inc.

2014 Guidance: Reaffirming

Revenues	**$580M - $600M**
Adjusted Non-GAAP EPS (1)	**$3.23 - $3.47**

(1) Adjusted Non-GAAP earnings per diluted share for 2014 excludes share-based compensation of between $10 and $12 million, amortization of acquired intangibles and the impact of any currently unanticipated items, and adds back $1.5 million to reflect the impact of the fair value adjustment to deferred revenues purchased in the Livedrive® acquisition, in each case net of tax. It is anticipated that the adjusted non-GAAP tax rate for 2014 will be between 27% and 29%.

Supplemental Information

Financial & Other Metrics: Business Cloud Services

j2 Cloud Services

(in Thousands)

	2013				2014	
	Q1	Q2	Q3	Q4	Q1	Q2
Total GAAP Revenues	$90,739	$108,768	$94,390	$96,207	$100,830	$106,523
Adjustment (1)	$0	($12,572)	$0	$0	$541	$985
Total Adjusted Non-GAAP Revenues	**$90,739**	**$96,196**	**$94,390**	**$96,207**	**$101,371**	**$107,509**
Fixed Subscriber Revenues	$71,274	$74,556	$74,540	$76,088	$81,020	$86,492
Variable Subscriber Revenues	18,228	19,196	18,753	18,454	18,373	19,633
Subscriber Revenues	$89,503	$93,752	$93,293	$94,541	$99,393	$106,125
Other Licenses Revenues	1,236	2,445	1,097	1,666	1,978	1,384
Total Cloud Revenues	**$90,739**	**$96,196**	**$94,390**	**$96,207**	**$101,371**	**$107,509**
Subscriber Revenues/Total Revenues	98.6%	97.5%	98.8%	98.3%	98.0%	98.7%
% Fixed Subscriber Revenues	79.6%	79.5%	79.9%	80.5%	81.5%	81.5%
% Variable Subscriber Revenues	20.4%	20.5%	20.1%	19.5%	18.5%	18.5%
Cloud Business Customers (2)	2,203	2,238	2,267	2,285	2,523	2,590
Average Monthly Revenue/Cloud Business Customers (3)	$13.75	$14.07	$13.81	$13.84	$13.78	$13.84
Cancel Rate (4)	2.4%	2.2%	2.2%	2.1%	2.3%	2.0%

(1) In Q2 2013, elimination of $12.6M IP revenue associated with past damages under a single $27 million license agreement; Q1 and Q2 2014 adds back the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition

(2) Cloud Business Customers is defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services

(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter

(4) Cancel Rate is defined as cancels of Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers which are administratively cancelled and reactivated within the same calendar month). Calculated monthly and expressed here as an average over the three months of the quarter.

Financial & Other Metrics Media & Consolidated

		2013				2014	
		Q1	Q2	Q3	Q4	Q1	Q2
Web Traffic [1]	(in Millions)						
Visits		377	558	601	634	594	607
Pageviews		1,249	1,897	2,002	2,197	2,021	1,963
Total GAAP Revenues	(in Thousands)	$113,617	$141,361	$127,788	$138,035	$134,124	$144,744
Adjustments [2]		($44)	($13,920)	($814)	($8)	$541	$985
Total Adjusted Non-GAAP Revenues		$113,573	$127,441	$126,974	$138,027	$134,665	$145,729
Cloud Revenues		$90,739	$96,196	$94,390	$96,207	$101,371	$107,509
Media Revenues		$22,834	$31,244	$32,584	$41,820	$33,294	$38,221
Total Adjusted Non-GAAP Revenues		$113,573	$127,441	$126,974	$138,027	$134,665	$145,729
Cash & Investment	(millions)	$310.1	$352.9	$374.1	$345.9	$315.1	$708.5
Free Cash Flow [3]	(millions)	$38.4	$39.2	$22.3	$50.5	$38.4	$54.1
Diluted EPS - GAAP		$ 0.49	$ 0.77	$ 0.59	$ 0.44	$ 0.60	$ 0.73
Diluted EPS - Adjusted Non-GAAP [4]		$ 0.67	$ 0.76	$ 0.74	$ 0.91	$ 0.76	$ 0.84
EBITDA [5]	(millions)	$ 48.2	$ 53.8	$ 52.8	$ 65.6	$ 57.3	$ 63.7

(1) Web Traffic figures based on Omniture and Google Analytics
(2) Elimination of certain acquisition-related Digital Media revenues and elimination of IP revenue associated with past damages under a single $27 million license agreement prior to 2014 and in 2014 adds back to Cloud revenues the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition
(3) See slide 21 for a definition of free cash flow
(4) See slide 23 for a definition of adjusted Non-GAAP diluted earnings per share (EPS) and a reconciliation to diluted GAAP EPS
(5) See slide 21 for a definition of EBITDA and reconciliation to Net Income

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14
Net cash provided by operating activities	$40.048	$68.973	$25.859	$58.444	$37.294	$54.512
Less: Purchases of property and equipment	($1.933)	($4.056)	($5.126)	($7.511)	($2.936)	($1.087)
Less: Patent Settlement (2)	$0.000	($27.000)	$0.000	$0.000	$0.000	$0.000
Add: Excess tax (deficiency) benefit from share-based compensation	$0.280	$1.301	$1.590	($0.476)	$4.082	$0.721
Free cash flow	**$38.395**	**$39.218**	**$22.323**	**$50.457**	**$38.440**	**$54.146**

EBITDA (3)

	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14
Net income	$22.771	$35.967	$27.627	$21.157	$28.765	$35.049
Plus:						
Other expense (income), net	($0.161)	($0.042)	($0.396)	$12.071	($0.319)	($0.186)
Interest expense (income), net	$4.877	$4.859	$4.972	$6.546	$4.948	$5.682
Income tax expense	$5.500	$11.823	$7.105	$10.747	$8.191	$4.292
Depreciation and amortization	$8.794	$9.454	$10.178	$11.311	$13.139	$15.317
Patent Settlement (2)	$0.000	($12.572)	$0.000	$0.000	$0.000	$0.000
Share-based compensation	$2.348	$2.335	$2.425	$2.529	$2.384	$1.963
Certain acquisition-related integration costs	$4.094	$1.983	$0.938	$1.206	($0.501)	$1.615
Additional indirect tax expense from prior years	$0.000	$0.000	$0.000	$0.000	$0.713	$0.000
EBITDA	$48.223	$53.807	$52.849	$65.567	$57.320	$63.732

(1) Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) Elimination of Q2 2013 IP revenue associated with past damages under a single $27 million license agreement

(3) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

Margin Contribution Adjusted Non-GAAP

In Millions	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14
Cloud - Services						
Revenues	$ 89.9	$ 93.9	$ 93.4	$ 94.6	$ 99.4	$ 106.3
Gross Profit	$ 73.4	$ 76.1	$ 76.1	$ 76.9	$ 80.5	$ 86.1
Gross Profit %	82%	81%	82%	81%	81%	81%
EBITDA (1)	$ 44.2	$ 47.0	$ 46.4	$ 48.0	$ 47.0	$ 52.1
EBITDA %	49%	50%	50%	51%	47%	49%
Media						
Revenues	$ 22.8	$ 31.2	$ 32.6	$ 41.8	$ 33.3	$ 38.2
Gross Profit	$ 19.3	$ 26.6	$ 28.2	$ 37.5	$ 29.4	$ 33.8
Gross Profit %	85%	85%	87%	90%	88%	88%
EBITDA (1)	$ 3.2	$ 4.7	$ 5.4	$ 16.1	$ 8.5	$ 10.9
EBITDA %	14%	15%	17%	39%	26%	29%
IP Licensing						
Revenues (2)	$ 0.9	$ 2.3	$ 1.0	$ 1.6	$ 1.9	$ 1.2
Gross Profit (3)	$ 0.9	$ 2.3	$ 1.0	$ 1.6	$ 1.9	$ 1.2
Gross Profit %	100%	100%	100%	100%	100%	100%
EBITDA (1) (2) (3)	$ 0.8	$ 2.2	$ 1.0	$ 1.5	$ 1.8	$ 0.7
EBITDA %	94%	94%	94%	90%	92%	62%

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS, EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 21 for reconciliation of EBITDA to Net Income

(2) In Q2 2013, elimination of $12.6M IP revenue associated with past damages under a single $27 million license agreement

(3) IP Licensing Gross Profit and EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

Q2 GAAP Reconciliation Adjusted Non-GAAP Earnings & EPS

($ in thousands)

THREE MONTHS ENDED JUNE 30, 2014

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Amortization	(4) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$ 144,744	—	985	—	—	$ 145,729
Cost of revenues	25,559	(27)	—	(855)	—	24,677
Operating expenses:						
Sales and marketing	35,329	(426)	(41)	—	—	34,862
Research, development and engineering	7,601	(222)	—	—	—	7,379
General and administrative	31,418	(1,288)	(589)	(11,435)	—	18,106
Interest expense (income), net	5,682	—	(439)	—	—	5,243
Other expense (income), net	(186)	—	—	—	—	(186)
Income tax provision (6)	4,292	696	649	3,982	5,487	15,106
Net income attributable to j2 Global, Inc. common stockholders	$ 35,049	1,267	1,405	8,308	(5,487)	$ 40,542
Net income per share attributable to j2 Global, Inc. common stockholders (7):						
Basic	$ 0.73	0.03	0.03	0.18	(0.12)	$ 0.85
Diluted	$ 0.73	0.03	0.03	0.18	(0.12)	$ 0.84

THREE MONTHS ENDED JUNE 30, 2013

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Amortization	(5) Patent Settlement	Adjusted Non-GAAP
Revenues	$ 141,361	—	(1,348)	—	(12,572)	$ 127,441
Cost of revenues	22,679	(205)	-	—	—	22,474
Operating expenses:						
Sales and marketing	35,213	(432)	(2,061)	—	—	32,720
Research, development and engineering	6,388	(102)	-	—	—	6,286
General and administrative	24,474	(1,596)	(1,270)	(7,223)	—	14,385
Interest expense (income), net	4,859	—	—	—	—	4,859
Other expense (income), net	(42)	—	—	—	—	(42)
Income tax provision (6)	11,823	779	843	2,470	(4,614)	11,301
Net income attributable to j2 Global, Inc. common stockholders	$ 36,040	1,556	1,140	4,753	(7,958)	$ 35,531
Net income per share attributable to j2 Global, Inc. common stockholders (7):						
Basic	$ 0.78	0.03	0.03	0.10	(0.18)	$ 0.77
Diluted	$ 0.77	0.03	0.02	0.10	(0.17)	$ 0.76

Adjusted Non-GAAP net income is GAAP net income with the following modifications:

1) elimination of shared-based compensation expense and the associated payroll taxes
2) elimination of IGN Q2 2013 acquisition-related integration revenues and costs to Digital Media Business and in Q2 2014 adds back to Cloud revenues the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition
3) elimination of amortization of patents and intangible assets that we acquired
4) elimination of additional income tax and benefit from prior years
5) elimination of revenue associated with past damages under a single $27 million license agreement
6) elimination of income tax provision associated with share-based compensation and the associated payroll tax expense, certain acquisition-related integration costs, amortization of acquired patents and intangible assets and revenue associated with past damages under a single $27 million license agreement
7) The reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP may not foot because each is calculated independently

GAAP Reconciliation EBITDA Q2 2014

($ in thousands)

EBITDA CONSOLIDATED CLOUD & MEDIA Q2 2014 (1)

	Cloud Subscription	Cloud IP Licensing (2)	Cloud	Media	Subtotal	Corporate and Inter-segment elimination	Consolidated
Net income (loss)	33,724	(828)	32,896	2,847	35,743	(694)	35,049
Other expense (income), net	(110)	-	(110)	(76)	(186)	-	(186)
Interest expense (income), net	5,035	-	5,035	(3)	5,032	650	5,682
Income tax expense	2,465	(552)	1,913	2,735	4,648	(356)	4,292
Depreciation and amortization	8,092	2,120	10,212	5,105	15,317	-	15,317
Reconciliation of GAAP to Non-GAAP Financial Measures:							
Share-based compensation	1,886	-	1,886	77	1,963	-	1,963
Certain acquisition-related integration costs	986	-	986	229	1,215	400	1,615
EBITDA	52,078	740	52,818	10,914	63,732	-	63,732

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 21 for reconciliation of EBITDA to Net Income

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs


j2 Global
Connect. Inform. Empower.

j2 | eFax | eVoice | FuseMail | campaigner | KeepItSafe | onebox | ZIFF DAVIS